UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 22, 2022

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification No.)
incorporation)

P.O. Box 619100

Dallas, TX

75261-9100

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange
0.625% Notes due 2024	KMB24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 22, 2022, Kimberly-Clark Corporation (the “Corporation”) announced that Nelson Urdaneta, age 49, has been appointed Senior Vice President and Chief Financial Officer of the Corporation, effective April 22, 2022. On that date, the current Senior Vice President and Chief Financial Officer, Maria Henry will assume the title of Executive Vice President to serve in an advisory capacity until she begins her retirement on September 1, 2022.

Mr. Urdaneta has served as Senior Vice President, Treasurer at Mondelēz International, Inc. (“Mondelēz”), an American multinational confectionery, food, holding and beverage and snack food company, from September 2021 to March 2022. He previously served as Senior Vice President, Corporate Controller and Chief Accounting Officer at Mondelēz from September 2016 to September 2021. He joined Mondelēz in 2005 and held numerous positions of increasing responsibility across multiple geographies, including Chief Financial Officer of Asia Pacific and General Manager of Venezuela.

Mr. Urdaneta’s initial base salary will be $775,000 per year. As a participant in the Corporation’s annual incentive plan, Mr. Urdaneta will be eligible for an annual bonus, based on individual and company performance. His target bonus under the plan has been set at 100% of his base salary and for 2022 his bonus will be prorated. Mr. Urdaneta will be eligible for annual stock-based incentives, and his 2022 long-term incentive target will be $2,200,000. He will receive additional sign-on awards comprised of a cash bonus of $250,000 and time-vested restricted share units valued at $1,250,000 which vest one-half per year over two years. He will also participate in the Corporation’s supplemental 401(k) plan and other benefit plans available to the Corporation’s executive officers and employees, as described in the Corporation’s Definitive Proxy Statement for the Annual Meeting of Stockholders to be held on April 27, 2022.

A copy of the press release announcing the appointment of Mr. Urdaneta as Senior Vice President and Chief Financial Officer is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	News release issued by Kimberly-Clark Corporation on March 22, 2022.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: March 22, 2022	By:	/s/ Alison M. Rhoten
Alison M. Rhoten
Vice President, Deputy General Counsel, Global Corporate Affairs & Corporate Secretary